                                                                   EXHIBIT 99.2


                       FINANCIAL STATEMENTS AND REPORT OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

                                 SKY DIVISION OF
                         DURANGO GEORGIA CONVERTING LLC

                                December 31, 2000

                                    CONTENTS


                                                                         Page
                                                                         ----

Report of Independent Certified Public Accountants                         3


Financial Statements

      Statements of Net Assets                                             4

      Statements of Revenues and Expenses                                  5

      Statements of Cash Flows                                             6

      Notes to Financial Statements                                      7 - 14

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




Board of Directors
    IMPRESO, INC.


We have audited the accompanying statement of net assets of the Sky Division of Durango Georgia Converting LLC (the "Division" - see Note B) as of December 31, 2000, and the related statements of revenues and expenses and cash flows for the year then ended. These financial statements are the responsibility of the Division's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note B, the accompanying financial statements were prepared to present the net assets and the revenues and expenses of the Division, which does not have a separate legal status or existence, and are not intended to be a complete presentation of the assets and liabilities or results of operations of the Division.

In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets of the Division as of December 31, 2000, and its revenues and expenses and its cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.



Grant Thornton LLP


Edison, New Jersey
June 27, 2001

                                 Sky Division of
                         Durango Georgia Converting LLC

                            STATEMENTS OF NET ASSETS


                                                   DECEMBER 31,  February 28,
                       ASSETS                         2000         2001
                                                   -----------   -----------
                                                                 (unaudited)
CASH                                               $   630,149   $        --

ACCOUNTS RECEIVABLE (less allowance for doubtful
    accounts of $493,000 and $166,000)               3,763,885     4,880,668

INVENTORY                                            9,090,315     9,739,700

PREPAID EXPENSES                                       113,068       140,741

PROPERTY, PLANT AND EQUIPMENT, net                     322,622       364,468
                                                   -----------   -----------

           Total assets                             13,920,039    15,125,577
                                                   -----------   -----------

                                LIABILITIES

ACCOUNTS PAYABLE                                     1,816,115     2,087,869

CASH OVERDRAFT                                              --       556,191

ACCRUED LIABILITIES                                  1,158,261     1,633,141
                                                   -----------   -----------

           Total liabilities                         2,974,376     4,277,201

COMMITMENTS AND CONTINGENCIES (Note H)
                                                   -----------   -----------

           NET ASSETS (Note B)                     $10,945,663   $10,848,376
                                                   ===========   ===========


The accompanying notes are an integral part of these statements.

                                 Sky Division of
                         Durango Georgia Converting LLC

                       STATEMENTS OF REVENUES AND EXPENSES

                                                                             Period from     Period from
                                                                             September 1,    September 1,
                                                              YEAR ENDED        2000 to       1999 to
                                                              DECEMBER 31,    February 28,   February 29,
                                                                 2000            2001            2000
                                                             ------------    ------------    ------------
                                                                             (unaudited)      (unaudited)
Net revenues                                                 $ 42,701,604    $ 22,090,276    $ 17,868,834

Costs of goods sold                                            36,372,178      18,612,407      16,207,583
                                                             ------------    ------------    ------------

         Gross margin                                           6,329,426       3,477,869       1,661,251

Selling and administrative expenses                             6,449,827       3,441,914       3,111,471
                                                             ------------    ------------    ------------

         Operating (loss) income                                 (120,401)         35,955      (1,450,220)

Other income, principally sale of scrap paper                     403,060         197,937         226,063
                                                             ------------    ------------    ------------

         Excess (deficiency) of revenues over expenses
             before allocated income tax benefit (expense)        282,659         233,892      (1,224,157)

Allocated income tax benefit (expense)                           (110,041)        (81,862)        428,455
                                                             ------------    ------------    ------------

         Excess (deficiency) of revenues over expenses       $    172,618    $    152,030    $   (795,702)
                                                             ============    ============    ============


The accompanying notes are an integral part of these statements.

                                 Sky Division of
                         Durango Georgia Converting LLC

                            STATEMENTS OF CASH FLOWS

                                                                              Period from     Period from
                                                                              September 1,    September 1,
                                                                YEAR ENDED       2000 to        1999 to
                                                               DECEMBER 31,   February 28,    February 29,
                                                                  2000            2001            2000
                                                               ------------   ------------    ------------
                                                                               (unaudited)     (unaudited)
Cash flows from operating activities
    Excess (deficiency) of revenues over expenses              $   172,618    $   152,030    $  (795,702)
    Adjustments to reconcile excess (deficiency) of
       revenues over expenses to net cash provided by
       (used in) operating activities
          Change in allowance for doubtful accounts               (116,829)        20,716             --
          Depreciation                                              18,301         12,690          3,856
          (Increase) decrease in assets
             Accounts receivable                                (1,294,758)      (936,243)       322,604
             Inventories                                           634,105       (284,986)      (107,557)
             Prepaid expenses                                      (17,485)        70,676        244,252
          Increase (decrease) in liabilities
             Accounts payable                                      820,038        356,544     (1,232,258)
             Accrued liabilities                                   669,814        797,227       (271,912)
                                                               -----------    -----------    -----------

         Net cash provided by (used in) operating activities       885,804        188,654     (1,836,717)
                                                               -----------    -----------    -----------

Cash flows from investing activities
    Capital expenditures                                           (60,421)      (105,015)            --
                                                               -----------    -----------    -----------

Cash flows from financing activities
    Intercompany funding with Durango Georgia
       Converting LLC, net                                        (195,234)      (734,231)       724,379
    Cash overdraft                                                      --        556,191        369,266
                                                               -----------    -----------    -----------

         Net cash (used in) provided by financing activities      (195,234)      (178,040)     1,093,645
                                                               -----------    -----------    -----------

         NET INCREASE (DECREASE) IN CASH
                                                                   630,149        (94,401)      (743,072)

Cash at beginning of period                                             --         94,401        743,072
                                                               -----------    -----------    -----------

Cash at end of period                                          $   630,149    $        --    $        --
                                                               ===========    ===========    ===========


The accompanying notes are an integral part of these statements.

                                 Sky Division of
                         Durango Georgia Converting LLC

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 2000


NOTE A - BUSINESS AND OWNERSHIP HISTORY

     The Sky Division of Durango Georgia Paper Company (the "Division") was previously an operating division of the Gilman Pulp and Paper Division ("Gilman Pulp and Paper") of the Gilman Investment Company. On December 16, 1999, the net assets and business of Gilman Pulp and Paper were acquired in a purchase transaction by Durango Georgia Paper Company ("Durango"). Durango is an indirect subsidiary of Corporation Durango S.A. de C.V., a Mexican company. Through December 31, 2000, the Division conducted business as an operating entity of Durango Georgia Converting LLC, a Delaware limited liability company, an indirect wholly-owned subsidiary of Durango.

     On April 26, 2001, pursuant to the Asset Purchase Agreement between Durango and TST Impreso, Inc. ("TST Impreso"), the Division's net assets and business were acquired by TST Impreso. The price paid by TST Impreso was $12,340,231, of which (i) $11,399,653 in cash was paid at closing; (ii) $300,000 will be paid in twenty quarterly installments of $15,000 each plus accrued interest and (iii) $640,578 will be paid in twenty-five monthly installments of $16,024 with a final payment of $239,976. The purchase agreement also contains a mechanism whereby the purchase price may be adjusted based upon any variance between the actual net assets acquired at the acquisition date and a specified amount. No determination of the purchase price adjustment has been made to date.

     The Division operates as a converter of rolled paper into office paper products, with sales being principally to office product wholesalers primarily in the northeast United States. All significant intercompany balances have been eliminated.

NOTE B - BASIS OF PRESENTATION

     The accompanying financial statements present, on a historical basis, the statement of net assets and the statement of revenues and expenses of the Division for the year ended December 31, 2000. The Division was part of Durango, and does not have a separate legal existence. The Division's results of operations have historically been commingled with those of Durango. In addition, Durango has unsecured loans incurred for business acquisitions and working capital purposes. These statements are presented as if the Division had existed as a separate entity during the period presented. The accompanying financial statements are not intended to be a complete presentation of the assets, liabilities or the results of operations of the Division, but rather the net assets of the Division in existence at December 31, 2000. Intercompany balances with other Durango entities, including income taxes payable and deferred income taxes allocated to the Division (Note C-2), have been excluded from the assets and liabilities included in the accompanying financial statements.

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE B (CONTINUED)

     On December 17, 1999, the Division adjusted the historical book value of its assets and liabilities to their fair values, based upon the allocated purchase price paid by Durango of $10,420,000 to Gilman Investment Company for the Division. As part of this adjustment the carrying amount of property, plant and equipment was adjusted from approximately $2,000,000 to $280,000.

     The Division relies on working capital funding provided by Durango to sustain operations.

NOTE C - SUMMARY OF ACCOUNTING POLICIES

     A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

     1.  Revenue Recognition

         Revenue from sales of paper products is recognized at the time the goods are shipped.

     2.  Income Taxes

         The Division's results of operations have been included in the consolidated Federal income tax return filed by Durango. Income tax expense has been included in the accompanying financial statements calculated on a separate company basis under a tax sharing arrangement with Durango. Income taxes payable and deferred income taxes are not presented, as they are part of the intercompany accounts with Durango, which are excluded from the assets and liabilities included in the accompanying financial statements.

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE C (CONTINUED)

         The components of the allocated income tax provision for the year ended December 31, 2000 are as follows:

             Current
                 Federal               $146,762
                 State                    5,250
                                       --------

                                        152,012
             Deferred
                Federal                 (40,434)
                State                    (1,537)
                                       --------

                                        (41,971)
                                       --------

                                       $110,041
                                       ========

         Allocated deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Components of the allocated deferred income taxes, which are recorded on the books of Durango, are as follows:

             Property, plant and equipment            $179,687
             Accruals                                    1,537
             Accounts receivable                        58,800
                                                      --------

                                                      $240,024
                                                      ========

     3.  Property, Plant and Equipment

         Property, plant and equipment are stated at the estimated net fair value as computed on December 17, 1999 (see Note B), unless purchased subsequent thereto, in which case property, plant and equipment are stated at cost. Depreciation has been provided for in amounts sufficient to relate the cost of depreciable assets to operations on the straight-line method over their estimated lives ranging from eight to forty years.

         Maintenance and repairs are charged to expense as incurred. Major repairs and improvements, which extend the lives of the related assets, are capitalized and depreciated at applicable straight-line rates.

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE C (CONTINUED)

     4.  Inventories

         Inventory costs are stated at the lower of cost (determined by the weighted-average and first-in, first-out methods) or net realizable value.

     5.  Concentration of Credit or Market Risk

         Statement of Financial Accounting Standards No. 105 ("SFAS No. 105") requires the disclosure of significant concentration of credit or market risk, regardless of the degree of such risk. Financial instruments as defined by SFAS No. 105, which potentially subject the Division and its subsidiaries to concentrations of risk, consist principally of cash and accounts receivable. The Division manages the credit risk by selling primarily to well-established companies, performing ongoing credit evaluations and making frequent contact with customers.

         The Division maintains cash in checking and savings accounts, which, at times, may exceed the Federally insured limits. The Division has not experienced any losses on such accounts and does not believe it is exposed to any significant credit risk on its cash balances.

     6.  Use of Estimates

         In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

     7.  Fair Value of Financial Instruments

         Statement of Financial Accounting Standards No. 107 ("SFAS No. 107") requires the disclosure of the fair value of financial instruments, both assets and liabilities, that are recognized or unrecognized on the balance sheet.

         The carrying amount of cash, accounts receivable, and accounts payable approximates fair value because of the short maturities of those instruments.

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE C (CONTINUED)

     8.  Cost Sharing Allocations

         The accompanying financial statements include an allocable portion of shared costs incurred by Durango on behalf of all of its operating divisions. Allocated costs charged to the Division as a percentage of corporate office, general and administrative expenses using a consistent methodology, include salaries, legal and professional fees, and other general and administrative costs.

     9.  Unaudited Interim Information

         The accompanying unaudited financial information for the period from September 1, 2000 to February 28, 2001 has been prepared and presented in conformity with accounting principles generally accepted in the United States of America, applicable to interim financial information. Accordingly, it does not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. In the opinion of management, all adjustments, consisting only of normal, recurring adjustments considered necessary for fair presentation, have been included. The accounting principles used to prepare the unaudited interim financial information are consistent with those used to prepare the audited financial statements.

NOTE D - SIGNIFICANT CUSTOMERS

     A significant portion of the Division's sales is to two key customers, accounting for more than ten percent of sales. Such key customers accounted for approximately 20% and 11%, respectively, of the Division's sales for the year ended December 31, 2000. Accounts receivable from these two customers approximated 31% and 5%, respectively, of total accounts receivable at December 31, 2000.

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE E - PROPERTY, PLANT AND EQUIPMENT

     Property, plant and equipment consist of the following:

                                                   DECEMBER 31, February 28,
                                                      2000         2001
                                                   ----------   -----------
                                                                (unaudited)
Land                                                $  27,649    $  27,649
Buildings                                             122,212      122,212
Machinery and equipment                               170,993      217,344
Furniture and fixtures                                 20,701       20,701
                                                    ---------    ---------

                                                      341,555      387,906
Less accumulated depreciation                         (18,933)     (23,438)
                                                    ---------    ---------

                                                    $ 322,622    $ 364,468
                                                    =========    =========

NOTE F - INVENTORY

     The composition of inventory is as follows:

                                                    DECEMBER 31, February 28,
                                                        2000        2001
                                                    ----------   ----------
                                                                 (unaudited)
Raw materials                                       $3,850,029   $4,160,164
Finished goods                                       5,240,286    5,579,536
                                                    ----------   ----------

                                                    $9,090,315   $9,739,700
                                                    ==========   ==========

NOTE G - TRANSACTIONS WITH GROUP COMPANIES

     The Company enters into various transactions with group companies during the year as follows:

     1.  Purchases and Sales

         The Division purchased approximately $3,015,000 of raw materials from an affiliated company, and sold approximately $24,000 of paper products to Durango, during the year ended December 31, 2000.

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE G (CONTINUED)

     2.  Selling, General and Administrative Charges

         The Division was allocated approximately $122,000 of selling, general and administrative charges from Durango, during the year ended December 31, 2000.

NOTE H - COMMITMENTS AND CONTINGENCIES

     1.  Operating Leases

         The Division leases certain equipment and vehicles under operating leases expiring at various dates through 2003. Prior to the purchase in April 2001 of the Division by TST Impreso, Durango prepaid the Division's equipment lease and took possession of the applicable equipment. Accordingly, lease commitments of $16,024 per month through March 2003 ceased in April 2001.

         The approximate minimum annual rental commitments under operating leases in effect at December 31, 2000 are as follows:

                     Year ended December 31,
                            2001                                $200,000
                            2002                                 196,000
                            2003                                  48,000
                                                                --------

                                 Total minimum payments         $444,000
                                                                ========

         The annual rental expense for 2000 was approximately $214,000.

NOTE I - ACCRUED LIABILITIES

     The composition of accrued liabilities is as follows:

                                                   December 31,
                                                       2000
                                                   ------------
Salaries, wages and commissions                     $  118,113
Accruals for inventory purchases                       964,149
Other accrued expenses                                  75,999
                                                    ----------

                                                    $1,158,261
                                                    ==========

                                 Sky Division of
                         Durango Georgia Converting LLC

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                December 31, 2000


NOTE J - EMPLOYEE BENEFIT PLAN

     The Division has a deferred compensation plan under Section 401(k) of the Internal Revenue Code. Pursuant to terms of the plan, eligible salaried employees can defer a portion of their income through contributions to the plan and the Division will match a percentage of the participant's contribution, subject to Internal Revenue Service limitations. For the year ended December 31, 2000, no amounts were matched by the Division. Participants can invest in a variety of participant-directed investment options.

     Certain management employees of the Division participate in the defined benefit plan and postretirement benefit plan of Gilman Investment Company pursuant to the December 17, 1999 Purchase Agreement. Durango and the Division have no obligations with respect to such plans.